                                                                EXHIBIT 10.12(c)


               AMENDMENT TO EMPLOYMENT AGREEMENT DATED DECEMBER 1, 1995
                                    BY AND BETWEEN
                              RURAL CELLULAR CORPORATION
                                         AND
                                   SCOTT G. DONLEA


     THIS AMENDMENT entered into this 18th day of December, 1997, by and between Rural Cellular Corporation ("RCC" or "Company") and Scott G. Donlea (the "Employee").

     WHEREAS, RCC and the Employee entered into a written Employment Agreement on December 1, 1995 (the "Employment Agreement");

     WHEREAS, pursuant to Section 14 of the Employment Agreement, RCC and the Employee desire to amend the Employee's Employment Agreement to extend the term of the Agreement and to increase certain payments to Employee in the event of a change in control of RCC;

     NOW, THEREFORE, it is AGREED as follows:

     5. The Employee's term of employment as set forth in Section 5 of the Employment Agreement is hereby extended to December 31, 2000.

     6. The amount to be paid to the Employee in the event of the involuntary termination of his employment, absent Just Cause, in connection with, or within twelve (12) months after, any change in control of RCC, as stated in Section 11(a) of the Employment Agreement, shall be equal to the product of 2.99 times the Employee's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and the rgulations promulgated thereunder.

     7. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

     8. All other terms, conditions and provisions of the Employment Agreement remain in full force and effect.


                                   RURAL CELLULAR CORPORATION


                                   By: /s/   Richard P. Ekstrand
                                      --------------------------
                                      Richard P. Ekstrand
                                      President and Chief Executive Officer


                                   ----------------------------------------
     Scott G. Donlea